                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2003
                                                         -----------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                               0-21324                      06-1344888
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

         Registrant's telephone number,including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.
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            On November 11, 2003, NYFIX, Inc. (the "Company") announced that its wholly-owned subsidiary,  NYFIX Clearing Corporation, has received approval from the Depository Trust and Clearing Corporation to operate as a clearing firm. The text of a press  release  issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.    Exhibits
            -----------    --------

            99.1           Press release of NYFIX, Inc. dated November 11, 2003.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By:    /s/ Brian Bellardo
                                        ----------------------------------------
                                              Brian Bellardo
                                              Secretary

November 11, 2003